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                                                                      Exhibit 23



                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-6112 and 333-74089.

                                                   Arthur Andersen LLP

San Francisco, California
March 18, 2002